Exhibit 99.1
Barnes Group Inc. 123 Main Street Bristol, CT 06010

NEWS RELEASE

BARNES GROUP INC. ANNOUNCES NEW
AEROSPACE AFTERMARKET COMPONENT REPAIR PROGRAM

BRISTOL, Conn., June 16, 2014 - Barnes Group Inc. (NYSE: B), an international industrial and aerospace manufacturer and service provider, today announced that it entered into an aerospace aftermarket Component Repair Program (CRP) agreement with General Electric Company (NYSE: GE). The agreement provides the Company, as one of a few GE licensed suppliers, the right to sell certain aftermarket component repair services for the CFM56* engines over the life of the program directly to the market. In addition, the agreement extends existing contracts under which the Company currently provides these services directly to GE.

“As a result of Barnes Aerospace’s speed, quality and customer service, we continue to strengthen our aftermarket service offerings on successful global engine programs,” said Rick Barnhart, Senior Vice President, Barnes Group Inc. and President, Barnes Aerospace. “Component Repair Programs are excellent complements to our aftermarket repair operations, strengthen our business across all the stages of an engine’s life cycle, and deepen our relationships with our customers.”

* CFM56 is a trademark of CFM International, a 50:50 joint company between GE and Snecma (Safran).

About Barnes Group

Founded in 1857, Barnes Group Inc. (NYSE: B) is an international industrial and aerospace manufacturer and service provider, serving a wide range of end markets and customers. The products and services provided by Barnes Group are used in far-reaching applications that provide transportation, communication, manufacturing and technology to the world. Barnes Group’s approximately 4,300 dedicated employees, at more than 60 locations worldwide, are committed to achieving consistent and sustainable profitable growth. For more information, visit www.BGInc.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future operating and financial performance and financial condition, and often contain words such as "anticipate," "believe," "expect," "plan," "strategy," "estimate," "project," and similar terms. These forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. These include, among others: difficulty maintaining relationships with employees, customers, suppliers, business partners or governmental entities; potential work stoppages; difficulties leveraging aerospace market opportunities; changes in aerospace market demand for our products and services; rapid technological and market change; the ability to protect intellectual property rights; introduction or development of new products or transfer of work; higher risks in international operations and markets; the impact of intense competition; and other risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by the Company, including, among others, those in the Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors sections of the Company's filings. The risks and uncertainties described in our periodic filings with the SEC include, among others, future financial performance of the aerospace industry; our dependence upon revenues and earnings from a small number of significant customers, including General Electric Company; the continuing impact of strategic actions, including acquisitions, divestitures, restructurings, or strategic business realignments, and numerous other matters of a global, regional or national scale. The Company assumes no obligation to update our forward-looking statements.

Contact:
Barnes Group Inc.
William Pitts
Director, Investor Relations
860.583.7070